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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 2, 2005

                           First Financial Corporation
             (Exact name of registrant as specified in its chapter)


           Indiana                    000-16759               35-1546989
(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)



  P. O. Box 540, Terre Haute, Indiana                            47808
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  812-238-6264

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 2, 2005, the Registrant issued a press release reporting its financial results for the year and three months ended December 31, 2004. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this item 12.

         The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

         The exhibit to this report is as follows:

         Exhibit No.  Description

             99.1     Press Release, dated February 2, 2005 issued by First
                      Financial Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST FINANCIAL CORPORATION
Dated   February 2, 2005
                                            /s/ Norman L. Lowery
                                            ------------------------------------
                                                Norman L. Lowery
                                                Vice Chairman and Chief
                                                Executive Officer


Dated   February 2, 2005                    /s/ Michael A. Carty
                                            ------------------------------------
                                                Michael A. Carty
                                                Secretary/Treasurer and Chief
                                                Financial Officer

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                                  Exhibit Index


Exhibit Number


     99.1              Press Release, February 2, 2005 issued by First
                       Financial Corporation